77C.     Submission of Matters to a Vote of Security Holders

         On September 18, 2002, a Special Meeting of Shareholders of Touchstone Tax-Free Trust was held in order to vote on the following matters:

         1. To authorize the Board and Touchstone Advisors, Inc. to select and change investment sub-advisors and to enter into or amend investment sub-advisory agreements without obtaining shareholder approval.

         2. To authorize the Board to adopt an Amended and Restated Agreement and Declaration of Trust with respect to:

                  2a.Dollar-weighted Voting
                  2b.Future Amendments
                  2c.Redemption
                  2d.Investment in Other Investment Companies
                  2e.Other Changes

         3a. To change certain fundamental investment restrictions of the Trust with respect to borrowing money.

         3b. To change certain fundamental investment restrictions of the Trust with respect to underwriting securities.

         3c. To change certain fundamental investment restrictions of the Trust with respect to loans.

         3d. To change certain fundamental investment restrictions of the Trust with respect to real estate.

         3e. To eliminate certain fundamental investment restrictions of the Trust with respect to oil, gas or mineral leases.

         3f. To change certain fundamental investment restrictions of the Trust with respect to commodities.

         3g. To change certain fundamental investment restrictions of the Trust with respect to concentration of investments.

         3h. To change certain fundamental investment restrictions of the Trust with respect to issuing senior securities.

         3i. To eliminate the fundamental investment restrictions of the Trust with respect to amounts invested in one issuer.

         3j. To eliminate the fundamental investment restrictions of the Trust with respect to margin purchases.

         3k. To eliminate the fundamental investment restrictions of the Trust with respect to illiquid investments.

         3l. To eliminate the fundamental investment restrictions of the Trust with respect to investing for control.

         3m. To eliminate the fundamental investment restrictions of the Trust with respect to other investment companies.

         3n. To eliminate the fundamental investment restrictions of the Trust with respect to securities owned by affiliates.

         3o. To eliminate the fundamental investment restrictions of the Trust with respect to pledging.

         3p. To eliminate the fundamental investment restrictions of the Trust with respect to short sales and options.

         3q. To eliminate the fundamental investment restrictions of the Trust with respect to common stocks.

         3r. To eliminate the fundamental investment restrictions of the Trust with respect to certain companies.

         3s. To eliminate the fundamental investment restrictions of the Trust with respect to obligations of one issuer.

                   Shareholders of each series of the Trust, except the California Tax-Free Money Market Fund, approved each of the Proposals. The California Tax-Free Money Market Fund did not have a sufficient number of shares represented in person or by proxy to reach a quorum necessary to vote on any of the proposals. The results of the voting on the above proposals were as follows:

PROPOSAL 1 - AUTHORIZATION TO SELECT AND CHANGE SUB-ADVISORS AND ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT
SHAREHOLDER APPROVAL:
Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,778,976.978          109,303.793         141,684.169

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,691,891.267          246,179.552            163,514.526

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,902,231.330          610,238.560           684,824.390

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 253,064,627.470        12,833,707.540           786,351.320

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,412,527.780         1,498,366.770            20,626.910


PROPOSAL 2A - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO DOLLAR-WEIGHTED
VOTING:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,761,364.456          101,907.203         166,693.281

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,593,474.981          312,634.788            195,475.576

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,935,770.000        2,639,363.200           622,161.080


Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 252,482,460.850        10,422,581.410         3,779,644.070

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  10,980,064.560         3,910,203.080            41,253.820

PROPOSAL 2B - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO
FUTURE AMENDMENTS:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,749,593.507          113,014.759         167,356.674

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,569,086.042          340,645.871            191,853.432

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,935,770.000        2,639,363.200           622,161.080

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 250,102,494.820        12,751,670.690         3,830,520.820

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  10,980,064.560         3,930,829.990            20,626.910

PROPOSAL 2C - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO
REDEMPTION:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,752,573.631          105,234.979         172,156.330

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,576,620.028          333,111.885            191,853.432

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,979,955.790          595,177.410           622,161.080

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 251,314,325.080        11,560,175.330         3,810,185.920

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  10,980,064.560         3,930,829.990            20,626.910

PROPOSAL 2D - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO INVESTMENT
IN OTHER INVESTMENT COMPANIES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,751,060.949          109,106.629         169,797.362

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,585,434.308          323,195.938            192,955.099

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,765,807.590        2,807,120.600           624,366.090
Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 250,071,314.120        12,605,145.640         4,008,226.570

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  10,980,064.560         3,930,829.990            20,626.910

PROPOSAL 2E - AUTHORIZATION TO ADOPT AN AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST WITH RESPECT TO
OTHER CHANGES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,746,743.922          108,672.643         174,548.375

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,539,367.516          356,532.689            205,685.140

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,286,831.960          700,897.660         1,209,564.660

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 249,789,050.350        12,790,289.240         4,105,346.740

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  10,980,064.560         3,930,829.990            20,626.910

PROPOSAL 3A - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT
TO BORROWING MONEY:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,737,036.657          126,511.310         166,416.973

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,571,856.386          340,837.281            188,891.678

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,719,415.620          938,771.540           539,107.120

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 254,717,272.470        10,941,541.360         1,025,872.500

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,507,842.360         3,401,956.420            21,722.680

PROPOSAL 3B - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
UNDERWRITING SECURITIES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,752,068.712          110,342.203         167,554.025

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,577,159.135          340,178.334            184,247.876

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,768,970.490          790,510.320           637,813.470

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 255,129,405.770        10,372,892.600         1,182,387.960

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,507,842.360         3,395,888.210            27,790.890

PROPOSAL 3C:  AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO LOANS:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,747,791.598          115,850.009         166,323.333

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,552,786.393          355,293.775            193,505.177

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,732,951.570          838,812.790           625,529.920

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 254,856,482.850        10,805,563.020         1,022,640.460

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,516,102.110         3,394,792.440            20,626.910

PROPOSAL 3D- AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT
TO REAL ESTATE:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,761,174.905           97,430.254         171,359.781

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,564,900.262          347,088.834            189,596.249

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,786,100.040          690,425.840           720,768.400

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 254,063,127.920        11,677,504.290           944,054.120

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,507,842.360         3,382,425.280            41,253.820

PROPOSAL 3E - AUTHORIZATION TO ELIMINATE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO OIL, GAS
OR MINERAL LEASES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,741,688.774          124,611.387         163,664.779

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,624,716.720          367,745.274            109,123.351

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,261,467.640          918,240.040         1,017,586.600

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 254,103,688.580        11,883,829.500           697,168.250


Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,515,006.340         3,375,261.300            41,253.820

PROPOSAL 3F- AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT
TO COMMODITIES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,740,159.120          126,690.237         163,115.583

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,608,585.604          381,207.033            111,792.708

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,240,289.190          923,850.750         1,033,154.340

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 253,559,770.040        12,427,748.040           697,168.250

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,507,842.360         3,403,052.190            20,626.910

PROPOSAL 3G- AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
CONCENTRATION OF INVESTMENTS:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,751,755.682          112,012.487         166,196.771

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,623,966.509          367,255.914            110,362.922

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,765,120.480          919,696.130           512,477.670

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 253,903,921.700        10,314,110.600         2,466,654.030

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,516,102.110         3,374,165.530            41,253.820

PROPOSAL 3H - AUTHORIZATION TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
ISSUING SENIOR SECURITIES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,750,411.125          112,431.788         167,122.027

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,661,389.859          330,374.594            109,820.892

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,739,168.410          810,372.820           647,753.050

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 253,831,689.720        12,061,318.960           791,677.650

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   11,508,938.130            3,381,329.510       41,253.820

PROPOSAL 3I. AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO AMOUNTS
INVESTED IN ONE ISSUER:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,766,282.337          116,534.279         147,148.324

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,696,383.020        2,993,806.320           507,104.940

PROPOSAL 3J - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
MARGIN PURCHASES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,724,565.982          145,457.560         159,941.398

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,628,898.895          357,506.624            115,179.826

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,226,087.560        2,965,355.430         1,005,851.290

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 255,036,861.150        11,002,801.000           645,024.180

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,529,565.040         3,381,329.510            20,626.910

PROPOSAL 3K - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
ILLIQUID INVESTMENTS:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,741,602.919          135,399.525         152,962.496

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,695,577.624          292,711.495            113,296.226

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  13,703,859.030        2,992,895.440           500,539.810

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 244,436,854.590         6,237,410.800           656,043.000

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  10,101,453.890         3,683,706.310            20,626.910

PROPOSAL 3L- AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO INVESTING
FOR CONTROL:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,759,472.898          103,638.457         166,853.585

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,708,972.913          282,275.585            110,336.847

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,965,342.690          725,763.020           506,188.570

PROPOSAL 3M - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO OTHER
INVESTMENT COMPANIES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,747,498.489          124,861.950         157,604.501

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,676,654.470          314,853.879            110,076.996

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,963,307.500          644,730.630           589,256.150

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 254,799,430.720        11,036,667.350           848,588.260

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,529,565.040         3,381,329.510            20,626.910

PROPOSAL 3N - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
SECURITIES OWNED BY AFFILIATES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,736,493.456          140,153.141         153,318.343

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,671,170.099          320,034.733            110,380.513

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,455,411.610          648,355.040         1,093,527.630

PROPOSAL 3O - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT
TO PLEDGING:

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 253,475,408.500        12,306,103.690           903,174.140

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,440,681.580         3,374,165.530           116,674.350

PROPOSAL 3P - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO SHORT
SALES AND OPTIONS:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,734,949.423          133,968.709         161,046.808

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,650,429.908          341,179.050            109,976.387

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,258,843.330          929,030.900         1,009,420.050

Ohio Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                 253,288,740.660        12,454,098.860           941,846.180

Florida Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  11,535,633.250         3,375,261.300            20,626.910

PROPOSAL 3Q - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
COMMON STOCKS:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,729,507.478          139,089.577         161,367.885

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,652,303.752          329,233.679            120,047.914

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  16,124,473.620          483,564.510           589,256.150

PROPOSAL 3R - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
CERTAIN COMPANIES:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,739,136.259          131,850.840         158,977.841

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,670,626.535          305,288.852            125,669.958

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,972,146.980          630,242.390           594,904.910

PROPOSAL 3S - AUTHORIZATION TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE TRUST WITH RESPECT TO
OBLIGATIONS OF ONE ISSUER:

Tax-Free Intermediate Term Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   1,755,598.892          115,388.207         158,977.841

Ohio Insured Tax-Free Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                   2,693,631.873          295,791.342            112,162.130

Tax-Free Money Market Fund
                                                          Number of Shares
                                     -----------------------------------------------------------------------------
                                     For                      Against           Abstain
                                     ---                      -------           -------
                                  15,774,248.460          921,466.010           501,579.810